Farmer Brothers®



INVESTOR PRESENTATION

November 2017

FORWARD-LOOKING STATEMENTS

Certain statements contained in this presentation are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management's current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in our most recent 10-K and 10-Q filings. These forward-looking statements can be identified by the use of words like "anticipates," "estimates," "projects," "expects," "plans," "believes," "intends," "will," "assumes" and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. We intend these forward-looking statements to speak only at the time of this presentation and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the success of the Corporate Relocation Plan, the timing and success of implementation of the DSD Restructuring Plan, the Company's success in consummating acquisitions and integrating acquired businesses, the adequacy and availability of capital resources to fund the Company's existing and planned business operations and the Company's capital expenditure requirements, the relative effectiveness of compensation-based employee incentives in causing improvements in Company performance, the capacity to meet the demands of our large national account customers, the extent of execution of plans for the growth of Company business and achievement of financial metrics related to those plans, the success of the Company to retain and/or attract qualified employees, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, the effectiveness of our hedging strategies in reducing price risk, changes in consumer preferences, our ability to provide sustainability in ways that do not materially impair profitability, changes in the strength of the economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, as well as other risks described in this presentation and other factors described from time to time in our filings with the SEC.

Note: All of the financial information presented herein is unaudited.

CORPORATE OVERVIEW

- **National manufacturer, wholesaler, and distributor of foodservice products with over 100 years in the business**
  - Founded in 1912
  - National roaster, manufacturer, wholesaler, and distributor of high-quality branded and private label coffees and distributor of teas, spices, and culinary products
- **Differentiated business model**
  - One of the most complete local, regional, and national Direct Store Delivery (DSD) networks in the coffee industry
  - Production capabilities at three quality tiers – value, premium, and specialty
  - Substantial experience in coffee sourcing, procurement, roasting, and blending
  - Respected sustainability program
- **Growth Industry**
  - Positive growth rates with specialty coffee and iced coffee beverages forecasted to grow at faster rates*
  - Delivered 7% compound annual growth rate in coffee pounds since FY11
- **Experienced management team**
  - Significant experience across consumer branded, packaged goods, and beverage companies
  - Strong background in turnarounds
- **Industry association leadership**
  - Mike Keown appointed Vice Chairman, World Coffee Research – October 2016



FY17 Net Sales - $541.5M
63%
6%
5%
10%
5%
11%
Coffee (Roast & Ground)
Coffee (Frozen Liquid)
Tea (Iced & Hot)
Culinary
Spice
Other beverages

** Source : 2016 Nielsen Retail Report*

Farmer Brothers

COFFEE CONSUMPTION TRENDS

CONSUMPTION & OCCASION


Beverage Types
Traditional Coffee – Not Gourmet
35
40
45
54
Gourmet Coffee Beverages
53
61
52
43
18-24
25-39
40-59
60+

- Gourmet penetration has surpassed traditional coffee among Millennials and Gen Xers


% Past-Day consumption by Time of Day
Evening
16%
Dinner
10%
Breakfast
80%
Afternoon
26%
18%
Lunch
41%
Morning

- Coffee is no longer just a "morning" drink.

"SPECIALTY"IZATION

- Specialty coffee consumption has peaked in 2017


% Drinking Espresso Based Beverages (Specialty Coffee)
33%
39%
36%
34%
40%
2013
2014
2015
2016
2017


Grady's
COLD
BREW
New Orleans-Style
COFFEE CONCENTRATE

COLD BREW

529% Growth (2012-2016)

- Cold brew is on 2.2% of menus across the U.S., having grown about 49% from 2015 to 2016 and almost 529% from 2012 to 2016.
- 40% of diners want to try cold brew at a restaurant and 34% would buy cold brew at retail locations.
- Cold brew coffee appeals to customers of all ages, with younger generations leading the crowd (54% of Millennials, 34% of Gen Xers, 11% of Baby Boomers drink cold brew).

Sources : 2017 National Coffee Association; Givaudan Flavors, Why Explore Cold Brew Coffee June 2016; Datasssential, Tips November 2015

Farmer Brothers

2017 MEGA COFFEE TRENDS

Farmer to Consumer

Reuse & Upcycle

- Farmers use the coffee cherry skins to produce coffee flour so they can use it for baking
- Consumers enjoyed steeped skins (Cascara) as an emerging specialty beverage
- Next: Cascara sodas and adult beverages

Beneficial Cred

Coffee Reputation gets a healthy boost

- Off the line: Bulletproof Coffee
- Media Blitz on healthy benefits
- Further support from health Experts (Webmd, Mayo Clinic)
- Focus: Phytochemicals & Caffeine

Processing Protocol

Pre-Harvest to Pre-Cup

- Coffee houses are beginning to entice consumers by promoting "least processed"
- This is new-age transparency that furthers authenticity and goodwill

Cold Brew

Nitro Goes Mainstream

- Small but expanding as early adopters drive growth
- Reduces need for sweetener due to creamy mouthful
- RTD options starting to surface. Will they make the grade?

Culinary Elite

Coffee as Culinary Star

- Coffee becomes a go-to ingredient for chefs, making an increased appearance on menus.
- Trending: Food & Alcohol pairings, Season pushes; varietals

Flavor(full)

Flavor with Purpose

- Consumers seeking health benefits and flavors as a single solution
- Coffee & tea offer a viable foundation
- Trending: Ethnic spices, seeds, nut milks, antioxidants, flavanoids

Farmer Brothers

MULTI-TIER COFFEE & TEA PORTFOLIO

SPECIALTY — Handcrafted. Fresh. Sustainable.

- ARTISAN COLLECTION BY FARMER BROTHERS
- PANACHE
- COLLABORATIVE COFFEE FARM DIRECT

PREMIUM — Fresh. Contemporary. Diverse.

- METROPOLITAN BY FARMER BROTHERS
- UN MOMENTO
- McGARVEY
- CHINAMIST
- Farmer Brothers PREMIUM

TRADITIONAL — Traditional coffees for the classic consumer

- Farmer Brothers
- SUPERIOR BY FARMER BROTHERS
- cain's BY FARMER BROTHERS
- Farmer Brothers SELECT TEA

Product Categories

- COFFEE
- CIDER & CHAI
- TEA
- SPICES
- CAPPUCCINO & COCOA
- JUICE & SMOOTHIES
- CULINARY
- FOODSERVICE SUPPLIES

Farmer Brothers

PRIVATE BRAND PROGRAM DEVELOPMENT

OUR MODEL

SPECIALTY COFFEE AT SCALE

TOTAL PARTNERSHIP MODEL

WHY WE'RE DIFFERENT → THE BENEFIT

01 QUALITY
- Cup scores / buying philosophy
- State-of-the-art roastery
- Extensive coffee innovation expertise

→ **REPEAT PURCHASE**

02 CONSISTENCY
- 40 years of wholesaling
- Exacting quality standards
- "7 Year Journeyman" roaster training

→ **CONFIDENCE & TRUST**

03 LEADERSHIP
- SCAA, Roasters Guild
- Industry leading green coffee buying
- >100 independent coffeehouse accounts

→ **CREDIBILITY**

04 SUSTAINABILITY
- LEED® Silver certified roastery
- Corporate sustainability program
- Longstanding direct trade relationships

→ **SECURITY & RESPECT**

05 PARTNERSHIP
- Dedicated Market Insights Manager
- Account Management philosophy
- Strong collaborative approach

→ **INNOVATION & DIFFERENTIATION**

NATIONWIDE DISTRIBUTION NETWORK

7 Manufacturing Facilities/Distribution Centers and 111 branch warehouses



Manufacturing Facility
Distribution Center
Branch Location

Farmer Brothers

OUR SUSTAINABILITY PROGRAMS

Environmental & social sustainability is part of our company culture.

ENVIRONMENTAL	SOCIAL
First roaster in the Northwest to be LEED® Silver Certified.	Innovative direct trade program pays farmers more for quality.
100% of electricity used at our roasting facilities is offset by renewable energy credits, part of our ongoing carbon footprint reduction strategy.	Strong partnership with Fair Trade USA, offering a wide range of single origins and blends. Ethical consumers place emphasis here.
We've lowered our carbon footprint by 32,100 Metric Tonnes, equivalent to removing ~6,800 passenger vehicles from the road for one year. 70% of our waste is diverted from the landfill	Active participation and supporter of charities that work to provide meals and comfort to families, including Feeding America and Ronald McDonald House Charities
Certified USDA and OCIA coffees from all major growing regions, including blends and single origins.	Industry collaboration to help address some of the coffee growing communities most pressing issues, such as farmworkers rights and food security.

EXPERIENCED SENIOR MANAGEMENT TEAM

Name	Title	Prior Experience
Mike Keown	President and Chief Executive Officer	WhiteWave, P&G
David Robson	Treasurer and Chief Financial Officer	PIRCH, US AUTOPARTS
Tom Mattei	General Counsel and Assistant Secretary	weintraub tobin, LATHAM & WATKINS LLP
Ellen Iobst	Chief Operations Officer	Sunny Delight Beverages Co., P&G
Mike Walsh	Vice President/General Manager of DSD	aramark, Dean Foods
Scott Siers	Senior Vice President/General Manager of Direct-Ship	McLANE, PEPSICO
Gerard Bastiaanse	Senior Vice President, Marketing	Dole, BR
Suzanne Gargis	Vice President, Human Resources	Sara Lee, US Foodservice

MOVING FORWARD


Farmer Brothers

November 2017

CURRENT STRATEGIC OBJECTIVES

- **Drive volume growth from a larger, national account base**
- **Redefine the DSD Model**
  - Announced restructuring of the Company's DSD sales model in February 2017
  - Leveraged mobile sales and fleet routing tools to improve efficiency
  - Invested in high-growth and profitable markets and re-evaluated low-profit markets
  - Continue to pursue strategies to improve or create profitable scale in targeted markets
- **Increase production efficiency to improve competitiveness**
  - Completed Corporate Relocation Plan
  - Implemented supply chain cost reduction and efficiency initiatives
  - Maintain quality reputation as a competitive strength
  - Improve planning, forecasting, and further simplifying the supply chain
  - Reassess work processes

Farmer Brothers®

GROWTH EXPANSION OPPORTUNITIES

- **Positive industry trends**
  - ~2-4% aggregate annual growth rates expected with specialty coffee and iced coffee beverages growing at higher rates[1]
  - Consumption dynamic changing
- **Large addressable market**
  - Potential market share improvement through new customers and territory objectives
  - Currently hold small percentage of the addressable market
    - Less than 1% market share[2]
    - Capitalize on consumers' increasing interest in sustainability
- **Market continues to expand with new categories and products**
  - Iced coffee, cold brew, premium coffee channels
- **Opportunistic M&A activities**
  - Fragmented market with many regional players
  - Strong balance sheet and equity position
  - Low debt and additional borrowing capacity, with a $125.0 million revolving credit facility
    - $27.6m in availability as of 10/31/17

Source : (1) 2016 Nielsen Retail Report (2) Specialty Coffee Association of American Dec 2016

Farmer Brothers®

CORPORATE RELOCATION PLAN

- **New HQ and distribution center in Northlake, Texas up and running**
  - Effectively transitioned all remaining key functions into the new facility
  - Installed roasters in new state-of-the-art facility
  - Expect to be SQF certified by Q3 of FY18
- **Corporate relocation plan completed in FY17**
- **Annual cost savings being realized**
  - Third Party Logistics (3PL) for long-haul deliveries
  - Vendor - managed inventories for select items
  - Consolidated Oklahoma Distribution Center activity into our Northlake, Texas Distribution Center
  - $3 – $5 million incremental savings expected to be realized in FY18
- **Continue to assess manufacturing, distribution, and supply chain activities for additional savings**

Farmer Brothers

BOYD'S ACQUISITION

Family-owned business established in 1900 in Portland, Oregon

Strong presence on the West Coast and meaningful national account and retail business in the Midwest and East Coast

Processes and sells coffee, other beverages and related food products, and coffee brewing equipment

- Offers accessories, including sweeteners, creamers, flavoring syrups, cups and lids

Coffee sales represent ~65%

- Processed and sold ~16 million pounds of green coffee during the 12-month period preceding the transaction (8/1/16 through 7/31/17)

Complementary operating model

- Direct Store Delivery (DSD)
  - Services customers in the restaurant, hospitality, convenience-store, healthcare, gaming, education, retail and office channels
- Direct Ship
  - Large customers in the restaurant, convenience stores, retail grocery, industrial and international channels

Strong customer service focus

BOYD'S ACQUISITON FINANCIAL TERMS

- **Purchase Price Terms:**
  - $42 million cash and 21,000 shares of Preferred Stock
    - Subject to adjustments related to working capital and certain hold-backs to address indemnification and other liabilities of Sellers
- **Preliminary estimated value of purchase price of $58.6 million**
  - Based on cash paid and preliminary estimated fair value of Preferred Stock of $16.6 million
- **Currently estimated post integration annual incremental adjusted EBITDA of $13 – $16 million**
  - Boyd's generated ~$95 million in revenues during twelve months prior to transaction (8/1/16-7/31/17)
- **Estimated one-time costs of ~$17 – $22 million**
  - Includes integration costs, third-party professional fees, legal costs, and capital expenditures, excludes cost of transitional arrangements
- **Boyd's to provide transitional services for up to 12 months**
- **Expected to be meaningfully accretive following the conclusion of the integration period currently estimated at approximately 12-18 months after closing**

Farmer Brothers®

IMPACT OF PREFERRED STOCK AND CREDIT FACILITY

- **Purchase price is a combination of cash and stock**
  - Preferred stock helps to align the interests of the Sellers with Farmer Bros., including during the transition and integration periods
- **Series A Convertible Participating Cumulative Perpetual Preferred Stock**
  - Initial stated value of $1,000/share
  - Cumulative 3.5% dividend, which accrues on a quarterly basis, subject to certain limitations
  - Restrictions on right to convert or sell: 20% after first year following closing; additional 30% after second year; final 50% after third year
- **Conversion price**
  - 22.5% premium over average of the VWAP per share of the Company's common stock for the 20 consecutive VWAP trading days
- **Credit Facility Amendment**
  - Company amended existing credit facility to increase borrowing capacity
  - Amended facility to allow for borrowing up to $125 million, from existing $75 million
  - Added real estate assets as collateral in the borrowing base; can add additional real estate collateral as well as assets to be acquired from the Boyd's transaction following closing
  - Expected to provide sufficient liquidity to cover cash portion of acquisition purchase price and related one-time costs

Farmer Brothers®

RECENT ACQUISITIONS

- **China Mist Brands, Inc.**
  - Acquired October 2016 for ~$11.8 million including working capital adjustments (before earnout)
  - Strong premium tea brand
    - Fast growing market segment
  - National distribution in over 20,000 foodservice locations
  - Strong management team

- **West Coast Coffee**
  - Acquired in February 2017 for ~$14.7 million including working capital adjustments (before earnout)
  - Portland, Oregon-based coffee manufacturer and distributor
  - Primarily focused on convenience store, grocery and foodservice channels
    - Distribution to over 2,000 locations
  - Broadens Farmer Bros.' reach in Northwest



FINANCIAL OVERVIEW

November 2017

STRONG BALANCE SHEET

(In millions)	**September 30, 2017**
Cash and Cash Equivalents	*7.3*
Short-Term Investments	*0.4*
Accounts Receivable, net	*47.1*
Inventories	*64.8*
Other Current Assets	*8.3*
Net PP&E	*172.7*
Other Assets	*101.8*
Total Assets	***402.4***
Total Liabilities excluding Credit Facility	*155.8*
Credit Facility	*30.1*
Stockholders' Equity	*216.5*
Total Liabilities and Stockholders' Equity	***402.4***

Numbers presented are rounded
Inventory – recorded under LIFO methodology
PP&E – includes 51 owned properties

Farmer Brothers

DELIVERING VOLUME AND PROFITABILITY GROWTH



600
500
400
300
200
100
0
Net Sales (millions)
120.0
100.0
80.0
60.0
40.0
20.0
-
(20.0)
(40.0)
(60.0)
Non GAAP Net Income / (Loss)
Green Coffee lbs - sold
Adjusted EBITDA
63.3
61.6
76.0
87.0
87.7
90.7
95.5
95.4
(23.8)
18.0
22.6
41.1
41.3
41.4
46.0
45.5
(51.7)
(26.8)
(12.9)
8.3
11.5
17.6
11.9
8.7
FY11
FY12
FY13
FY14
FY15
FY16
FY17
TTM - Sep 17
Net Sales
Non-GAAP Net Income
Green coffee lbs - sold
Adjusted EBITDA

- Coffee pounds CAGR of 6.6% from FY 2011 through September 2017
- Adjusted EBITDA CAGR of 18.1% from FY 2012 through September 2017 (1)

(1) See reconciliation of non GAAP measure to most comparable GAAP measure at the end of this presentation

FY 18 OUTLOOK

- We believe we can grow coffee pounds at market rates or faster*
- The acquisition of Boyd's Coffee expands our brand portfolio, density and access to desirable customers with the potential to deliver significant synergies
- The acquisition of China Mist provides new opportunities to expand tea products across our existing customer base as well as increases coffee penetration within China Mist's existing customer base
- We currently believe that gross margins in FY 18 will be impacted by approximately 60 – 80bps from higher depreciation at our new Northlake, Texas facility
- Net sales outside of coffee and tea are expected to grow at slower rates
- We anticipate continued growth in profitability as revenues expand and we realize the benefits from the acquisition of Boyd's Coffee
- Expected cash tax rate of 3% - 4% with $66m in deferred tax assets remaining to be utilized
- Maintenance CapX of $20 - $22m, currently estimated for FY18 excluding Boyd's Coffee
- We expect that our strong balance sheet will allow us to pursue opportunistic acquisitions and future investment in our production facilities

** Excludes Boyd's Coffee*

Farmer Brothers

KEY ACTIVITIES TO PROPEL FUTURE GROWTH

- Strong product market with growing categories
  - Increased coffee and tea consumption
- Upgrading manufacturing facilities and distribution practices
  - New Northlake facility can initially increase system-wide roasting capacity by up to 25% to support increased demand with longer term potential to nearly double capacity
- Initiating programs to win new customers
  - Cost and innovation programs
  - Coffee sourcing leadership
  - Sustainability leadership
- Strong senior management
- Acquiring strategic businesses to add select capabilities and brands and broaden our reach
  - China Mist Brands – acquired October 2016
  - West Coast Coffee – acquired February 2017
  - Boyd's Coffee – acquired October 2017

Positioning Farmer Bros. for Profitable Growth

Farmer Brothers


Farmer Brothers®

INVESTOR PRESENTATION

November 2017

APPENDIX

Q1 FY18 AND Q1 FY17
SELECTED FINANCIAL DATA

	Three Months Ended September 30,		
	2017	2016	Y-o-Y Change
(In thousands, except per share data)			
Income statement data:			
Net sales	$ 131,713	$ 130,488	+ 0.9%
Gross margin	37.2%	39.2%	- 200 bps
(Loss) income from operations	$ (1,258)	$ 2,505	- 150.2%
Net (loss) income	$ (978)	$ 1,618	- 160.4%
Net (loss) income per common share—diluted	$ (0.06)	$ 0.10	- $0.16
Operating data:			
Coffee pounds	23,215	23,314	- 0.4%
Non-GAAP net income	$ 506	$ 3,386	- 85.1%
Non-GAAP net income per diluted common share	$ 0.03	$ 0.21	- $0.18
EBITDA	$ 6,088	$ 8,098	- 24.8%
EBITDA Margin	4.6%	6.2%	- 160 bps
Adjusted EBITDA	$ 9,334	$ 11,008	- 15.2%
Adjusted EBITDA Margin	7.1%	8.4%	- 130 bps
Balance sheet and other data:			
Capital expenditures excluding new facility	$ 4,510	$ 3,235	+ 39.4%
Total capital expenditures	$ 7,775	$ 24,550	- 68.3%
Depreciation and amortization expense	$ 7,253	$ 5,008	+ 44.8%

Non-GAAP net income, Non-GAAP net income per diluted common share, EBITDA, EBITDA Margin, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures; a reconciliation of these non-GAAP measures to their corresponding GAAP measures is included at the end of this presentation.

Farmer Brothers

Q1 FY18 AND Q1 FY17
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,	
	2017	2016
Net sales	$ 131,713	$ 130,488
Cost of goods sold	82,706	79,290
Gross profit	49,007	51,198
Selling expenses	38,915	38,438
General and administrative expenses	11,327	8,936
Restructuring and other transition expenses	120	3,030
Net gains from sale of spice assets	(150)	(158)
Net losses (gains) from sales of other assets	53	(1,553)
Operating expenses	50,265	48,693
(Loss) income from operations	(1,258)	2,505
Other (expense) income:		
Dividend income	5	265
Interest income	1	129
Interest expense	(523)	(389)
Other, net	87	191
Total other (expense) income	(430)	196
(Loss) income before taxes	(1,688)	2,701
Income tax (benefit) expense	(710)	1,083
Net (loss) income	$ (978)	$ 1,618
Net (loss) income per common share—basic	$ (0.06)	$ 0.10
Net (loss) income per common share—diluted	$ (0.06)	$ 0.10
Weighted average common shares outstanding—basic	16,699,822	16,562,984
Weighted average common shares outstanding—diluted	16,699,822	16,684,319

Farmer Brothers

Q1 FY18 AND Q1 FY17
RECONCILIATION OF REPORTED NET (LOSS) INCOME TO ADJUSTED EBITDA

(In thousands)	Three Months Ended September 30, 2017	2016
Net (loss) income, as reported	$ (978)	$ 1,618
Income tax (benefit) expense	(710)	1,083
Interest expense	523	389
Loss (income) from short-term investments	7	(621)
Depreciation and amortization expense	7,253	5,008
ESOP and share-based compensation expense	806	942
Restructuring and other transition expenses	120	3,030
Net gains from sale of spice assets	(150)	(158)
Net losses (gains) from sales of other assets	53	(1,553)
Non-recurring proxy contest-related expenses	—	1,270
Acquisition and integration costs	2,410	—
Adjusted EBITDA	$ 9,334	$ 11,008
Adjusted EBITDA Margin	7.1%	8.4%

Farmer Brothers

Q1 FY18 AND Q1 FY17
RECONCILIATION OF REPORTED NET (LOSS) INCOME TO NON-GAAP NET INCOME

(In thousands)	Three Months Ended September 30, 2017	2016
Net (loss) income, as reported	$ (978)	$ 1,618
Restructuring and other transition expenses	120	3,030
Net gains from sale of spice assets	(150)	(158)
Net losses (gains) from sales of other assets	53	(1,553)
Non-recurring 2016 proxy contest-related expenses	—	1,270
Interest expense on sale-leaseback financing obligation	—	310
Acquisition and integration costs	2,410	—
Income tax expense on non-GAAP adjustments	(949)	(1,131)
Non-GAAP net income	$ 506	$ 3,386
Net (loss) income per common share—diluted, as reported	$ (0.06)	$ 0.10
Impact of restructuring and other transition expenses	$ 0.01	$ 0.18
Impact of net gains from sale of spice assets	$ (0.01)	$ (0.01)
Impact of net losses (gains) from sales of other assets	$ —	$ (0.09)
Impact of non-recurring 2016 proxy contest-related expenses	$ —	$ 0.08
Impact of interest expense on sale-leaseback financing obligation	$ —	$ 0.02
Impact of acquisition and integration costs	$ 0.14	$ —
Impact of income tax expense on non-GAAP adjustments	$ (0.05)	$ (0.07)
Non-GAAP net income per diluted common share	$ 0.03	$ 0.21

Farmer Brothers

Q1 FY18 AND Q1 FY17
CONDENSED CONSOLIDAED STATEMENTS OF CASH FLOW

	Three Months Ended September 30,	
	2017	2016
Cash flows from operating activities:		
Net (loss) income	$ (978)	$ 1,618
Adjustments to reconcile net (loss) income to net cash provided by operating activities:		
Depreciation and amortization	7,253	5,008
Provision for doubtful accounts	62	507
Interest on sale-leaseback financing obligation	—	310
Restructuring and other transition expenses, net of payments	(573)	869
Deferred income taxes	(895)	1,488
Net gains from sales of spice assets and other assets	(97)	(1,711)
ESOP and share-based compensation expense	806	942
Net losses on derivative instruments and investments	261	282
Change in operating assets and liabilities	1,265	(5,491)
Net cash provided by operating activities	$ 7,104	$ 3,822
Cash flows from investing activities:		
Net cash used in investing activities	$ (8,254)	$ (22,536)
Cash flows from financing activities:		
Proceeds from revolving credit facility	$ 11,698	$ 91
Repayments on revolving credit facility	(9,249)	—
Proceeds from sale-leaseback financing obligation	—	42,455
Proceeds from new facility lease financing obligation	—	7,662
Repayments of new facility lease financing	—	(35,772)
Payments of capital lease obligations	(243)	(399)
Proceeds from stock option exercises	—	84
Net cash provided by financing activities	$ 2,206	$ 14,121
Net increase (decrease) in cash and cash equivalents	$ 1,056	$ (4,593)
Cash and cash equivalents at beginning of period	6,241	21,095
Cash and cash equivalents at end of period	$ 7,297	$ 16,502

Farmer Brothers

Q4 AND FY 17 AND FY 16
SELECTED FINANCIAL DATA

(In thousands, except per share data)	Three Months Ended June 30, 2017	Three Months Ended June 30, 2016	Y-o-Y Change	Fiscal Year Ended June 30, 2017	Fiscal Year Ended June 30, 2016	Y-o-Y Change
Income statement data:						
Net sales	$ 133,800	$ 134,162	- 0.3%	$ 541,500	$ 544,382	- 0.5%
Gross margin	40.1%	39.1%	+ 100 bps	39.5%	38.3%	+ 120 bps
Income from operations	$ 1,693	$ 3,075	- 44.9%	$ 42,166	$ 8,179	+ 415.5%
Net income	$ 1,112	$ 84,239	- 98.7%	$ 24,400	$ 89,918	- 72.9%
Net income per common share—diluted	$ 0.07	$ 5.05	- $4.98	$ 1.45	$ 5.41	- $3.96
Operating data:						
Coffee pounds	23,285	23,088	+ 0.9%	95,499	90,669	+ 5.3%
Non-GAAP net income	$ 3,166	$ 3,801	- 16.7%	$ 11,614	$ 17,607	- 34.0%
Non-GAAP net income per diluted common share	$ 0.19	$ 0.23	- $0.04	$ 0.70	$ 1.06	- $0.36
EBITDA	$ 8,268	$ 9,061	- 8.8%	$ 65,509	$ 31,120	+ 110.5%
EBITDA Margin	6.2%	6.8%	- 60 bps	12.1%	5.7%	+ 640 bps
Adjusted EBITDA	$ 11,629	$ 8,900	+ 30.7%	$ 45,973	$ 41,386	+ 11.1%
Adjusted EBITDA Margin	8.7%	6.6%	+ 210 bps	8.5%	7.6%	+ 90 bps
Balance sheet and other data:						
Total capital expenditures excluding new facility	$ 1,547	$ 10,889	- 85.8%	$ 19,246	$ 26,606	- 27.8%
Total capital expenditures	$ 14,115	$ 19,332	- 27.0%	$ 84,949	$ 50,475	+ 68.3%
Depreciation and amortization	$ 6,357	$ 5,053	+ 25.8%	$ 22,970	$ 20,774	+ 10.6%

Non-GAAP net income, Non-GAAP net income per diluted common share, EBITDA, EBITDA Margin, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures; a reconciliation of these non-GAAP measures to their corresponding GAAP measures is included at the end of this presentation.

Farmer Brothers

FY17 AND FY16
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended June 30,	
	2017	2016
Net sales	$ 541,500	$ 544,382
Cost of goods sold	327,765	335,907
Gross profit	213,735	208,475
Selling expenses	157,198	150,198
General and administrative expenses	42,933	41,970
Restructuring and other transition expenses	11,016	16,533
Net gain from sale of Torrance facility	(37,449)	—
Net gains from sale of spice assets	(919)	(5,603)
Net gains from sales of other assets	(1,210)	(2,802)
Operating expenses	171,569	200,296
Income from operations	42,166	8,179
Other (expense) income:		
Dividend income	1,007	1,115
Interest income	567	496
Interest expense	(2,185)	(425)
Other, net	(1,201)	556
Total other (expense) income	(1,812)	1,742
Income before taxes	40,354	9,921
Income tax expense (benefit)	15,954	(79,997)
Net income	$ 24,400	$ 89,918
Net income per common share—basic	$ 1.46	$ 5.45
Net income per common share—diluted	$ 1.45	$ 5.41
Weighted average common shares outstanding—basic	16,668,745	16,502,523
Weighted average common shares outstanding—diluted	16,785,752	16,627,402

FY17 AND FY16
RECONCILIATION OF REPORTED NET INCOME TO ADJUSTED EBITDA

(In thousands)	Year Ended June 30, 2017	Year Ended June 30, 2016	Three Months Ended June 30, 2017	Three Months Ended June 30, 2016
Net income, as reported	$ 24,400	$ 89,918	$ 1,112	$ 84,239
Income tax expense (benefit)	15,954	(79,997)	44	(80,315)
Interest expense	2,185	425	755	84
Income from short-term investments	(1,853)	(2,204)	(970)	(892)
Depreciation and amortization expense	22,970	20,774	6,357	5,053
ESOP and share-based compensation expense	3,959	4,342	963	854
Restructuring and other transition expenses	11,016	16,533	1,474	2,678
Net gain from sale of Torrance facility	(37,449)	—	—	—
Net gains from sale of spice assets	(919)	(5,603)	(155)	(162)
Net (gains) losses from sales of other assets	(1,210)	(2,802)	315	(2,639)
Non-recurring 2016 proxy contest-related expenses	5,186	—	—	—
Acquisition costs	1,734	—	1,734	—
Adjusted EBITDA	$ 45,973	$ 41,386	11,629	$ 8,900
Adjusted EBITDA Margin	8.5%	7.6%	8.7%	6.6%

Farmer Brothers

FY17 AND FY16
RECONCILIATION OF REPORTED NET INCOME TO NON-GAAP NET INCOME

(In thousands)	Year Ended June 30, 2017	Year Ended June 30, 2016	Three Months Ended June 30, 2017	Three Months Ended June 30, 2016
Net income, as reported	$ 24,400	$ 89,918	$ 1,112	$ 84,239
Restructuring and other transition expenses	11,016	16,533	1,474	2,678
Net gain from sale of Torrance facility	(37,449)	—	—	—
Net gains from sale of spice assets	(919)	(5,603)	(155)	(162)
Net (gains) losses from sales of other assets	(1,210)	(2,802)	315	(2,639)
Non-recurring 2016 proxy contest-related expenses	5,186	—	—	—
Interest expense on sale-leaseback financing obligation	681	—	—	—
Acquisition and integration costs	1,734	—	1,734	—
Income tax expense (benefit) on non-GAAP	8,175	(80,439)	(1,314)	(80,315)
Non-GAAP net income	$ 11,614	$ 17,607	$ 3,166	$ 3,801
Net income per common share—diluted, as reported	$ 1.45	$ 5.41	$ 0.07	$ 5.05
Impact of restructuring and other transition expenses	$ 0.66	$ 1.00	$ 0.09	$ 0.16
Impact of net gain from sale of Torrance facility	$ (2.23)	$ —	$ —	$ —
Impact of net gains from sale of spice assets	$ (0.05)	$ (0.34)	$ (0.01)	$ (0.01)
Impact of net gains from sales of other assets	$ (0.07)	$ (0.17)	$ 0.02	$ (0.15)
Impact of non-recurring 2016 proxy contest-related expenses	$ 0.31	$ —	$ —	$ —
Impact of interest expense on sale-leaseback financing obligation	$ 0.04	$ —	$ —	$ —
Impact of acquisition costs	$ 0.10	$ —	$ 0.10	$ —
Impact of income tax expense (benefit) on non-GAAP adjustments	$ 0.49	$ (4.84)	$ (0.08)	$ (4.82)
Non-GAAP net income per diluted common share	$ 0.70	$ 1.06	$ 0.19	$ 0.23

Farmer Brothers


Farmer Brothers®

INVESTOR PRESENTATION

November 2017